EXHIBIT 10.22



          "***" indicates that material has been deleted to maintain the confidentiality of business terms


                                 AMENDMENT NO. 3

         This AMENDMENT NO. 3 (this "Amendment"), effective as of October 1, 1998, by and among Tel-Save, Inc. ("TS"), a Pennsylvania corporation, and Tel-Save.com, Inc. (formerly, Tel-Save Holdings, Inc.), a Delaware corporation ("Holdings"), with their principal offices at 6805 Route 202, New Hope, Pennsylvania 18938, on the one hand, and America Online, Inc., a Delaware corporation with its principal offices at 22000 AOL Way, Dulles, Virginia 20166 ("AOL"), on the other hand (each a "party" and, collectively, the "parties").

                                  INTRODUCTION

         TS, Holdings and AOL are parties to the Telecommunications Marketing Agreement, dated as of February 22, 1997, as heretofore corrected and amended by letter, dated April 23, 1997, and amended by an Amendment No. 1, dated January 25, 1998, and an Amendment No. 2, dated May 14, 1998 (as so corrected and amended to the date hereof, but without giving effect to this Amendment, the "Agreement"). Capitalized terms used in this Amendment without other definition are defined as in the Agreement. In light of both parties' desire to increase the number of End Users of the Services, the parties hereby agree as follows:

                                      TERMS

1. The Agreement is amended to provide that references in the Agreement to "this Agreement" or "the Agreement" (including indirect references such as "hereunder," "hereby," "herein" and "hereof") shall be deemed to be references to the Agreement as amended hereby.

2. Section I.A. of the Agreement is amended as follows:

         a. Section  I.A.7.  of the Agreement is amended to read in its entirety as follows: "'AOL Marks' means, collectively, the AOL LD Marks and the AOL Wireless Marks. `AOL LD Marks' means the service mark `AOL Long Distance' owned by AOL under which the LD Services may be marketed and operated under the terms of this Agreement during the LD Exclusivity Period. `AOL Wireless Marks' means any service mark, which will be owned by AOL, that includes a reference to the AOL name therein and which may be used in the marketing of Wireless Services under the terms of this Agreement, during the Wireless Exclusivity Period, which service marks, if any, shall be mutually agreed to in writing by the parties prior to or simultaneous with the parties entering into the Wireless Arrangement."

         b. Section I.A.9 of the Agreement is amended to read in its entirety as follows:

         "AOL Service" means AOL's online service provided to subscribers (including, without limitation, individuals and businesses) in the United States under the America Online(R) brand name, including, without limitation, electronic mail, conferencing, news, sports, weather and stock quotes, accessed by consumers through computers using AOL's proprietary software, as it exists on the Effective Date and any online service provided by AOL or any of its affiliates that is a successor thereto or substitute therefor; provided, however, that the AOL Service shall expressly exclude, without limitation, (i) the CompuServe(R) brand service and any other CompuServe products or services,
(ii) Netscape Netcenter and any other Netscape products or services, (iii) "ICQ(TM)," "Digital City(TM)," "Netmail," Yellow pages, white pages, classified or other search or directory or review services; (iv) any property, feature, product or service which AOL or its affiliates may acquire subsequent to the Effective Date, except insofar as such property, feature, product or service is a successor to, or substitute for, the then existing AOL Service; and (v) PDAs, palmtops and other hand-held devices and AOL TV, provided that each uses separate client software and separate (from a personal computer) hardware.

         Section I.A.13. is amended to change the reference therein to "Services" to "LD Services".

         c. Section I.A.39 is amended to read in its entirety as follows:

         "Services" means the telecommunications services, including the Restricted Services, provided, from time to time, pursuant to this Agreement by TS, as the carrier in the case of LD Services, and marketed by AOL as herein provided under the AOL Marks or other brand names as permitted by and in accordance with Section III.E.1; provided, however, that "Services" shall not include (a) Internet Telephony (except for the communications components of such telephony which are other Services; e.g., a private line) or (b) paging services not offered in conjunction with another Commercial Mobile Radio Service.

         d. Section I.A.41. of the Agreement is amended in its entirety as follows: "'Term' means the period commencing on the date hereof and ending on the last to occur of the last day of any Period hereunder, unless such period is sooner terminated pursuant to the terms of this Agreement, in which event such period shall end at such earlier termination date."

         e. The following definitions are added in alphabetical order:

         "Amendment No. 3" means Amendment No. 3 to this Agreement, effective as of October 1, 1998.

         "Amendment 3 Effective Date" means October 1, 1998.

         "AOL Election" means the election by AOL, if no TS Election has been made by the 30th day before the termination or expiration of the LD

Exclusivity Period, by written notice to TS at least ten (10) days before the termination or expiration of the LD Exclusivity Period, to provide the marketing and promotions that would be required to be provided by the terms of this Agreement from and after the termination or expiration of the LD Exclusivity Period if an Election has been made, subject to the terms of this Agreement.

         "Election"  means both an AOL Election and a TS Election.

         "Exclusivity Periods" means, collectively, the LD Exclusivity Period and the Wireless Exclusivity Period, and each, an "Exclusivity Period".

         "Initial Wireless Expiration Date" means the earlier of June 30, 2003 and the calendar quarter end that is fourteen full calendar quarters after the Wireless Launch Date.

         "Interactive Service Provider" means an entity offering one or more of the following (each, an "Interactive Service"): (i) online or Internet connectivity services, whether narrow band or broadband (e.g., an Internet service provider); (ii) a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service) and/or marketing a broad selection of products and/or services across numerous interactive commerce categories (e.g., an online mall or other leading online commerce site); and (iii) communications software capable of serving as the principal means through which a user creates, sends and receives electronic mail or real time online messages.

         "LD Services" means the Services provided hereunder that are Long Distance Telecommunications Services.

         "LD End User" means an End User of the LD Services.

         "LD Exclusivity Period" means the period commencing on the date of this Agreement and ending on June 30, 2003, subject to extension by AOL as provided in Section X.B.1., in which case the LD Exclusivity Period shall mean the period ending on such later date to which it may have been so extended, and subject to termination of such Period by AOL as provided in Section VII.A.2. or VII.A.9. or
Article X (and it is understood and agreed that the LD Exclusivity Period shall terminate upon any termination of this Agreement (or the Term) pursuant to the terms of this Agreement) in which case the LD Exclusivity Period shall mean the period ending on such earlier termination date.

         "LD Marginable Revenue" for any calendar quarter shall mean the total billings during such quarter by TS (a) to LD End Users (other than Unbillable End Users) for the provision (whether provisioned under the AOL LD Marks or under another brand in accordance with Section III.E.1.) of LD Services under this Agreement and (b) to End Users (other than Unbillable End Users) for the provision of Local Services under this Agreement with respect to whom AOL is not paid an override pursuant to Section VII.A.3, but in any case, less taxes and fees imposed by federal, state and local authorities that TS is required to collect from End Users, less billings by TS for directory assistance charges to End Users less bad debt, determined in accordance with generally accepted accounting principals, but not greater than ***, and less all PICC charges and excluding credits and other adjustments.

         "LD Mark" means a service mark (including the AOL LD Marks) that is used in the marketing of LD Services under the terms of this Agreement, which service mark is the AOL LD Marks to the extent required pursuant to Section III.E.1 and, to the extent not so required, shall be another service mark mutually agreed to in writing by the parties hereto prior to their use in connection with the provision of LD Services hereunder, provided that, notwithstanding the foregoing, the use of any service mark that is set forth on
Schedule X hereto is agreed to by AOL, subject to the terms of Section III.E.1.

         "LD Non-Exclusive Period" means the period commencing on the first day after the last day of the LD Exclusivity Period and ending on June 30, 2003, subject to extension by AOL as provided in Section X.B.2., in which case the LD Non-Exclusive Period shall mean the period ending on such later date to which it may have been so extended, and subject to termination of such Period by AOL as provided in Article X (and it is understood and agreed that the LD Non-Exclusive Period shall terminate upon any termination of this Agreement (or the Term) pursuant to the terms of this Agreement), in which case the LD Non-Exclusive Period shall mean the period ending on such earlier termination date.

         "Long Distance Residual" shall have the meaning set forth in Section V.B.II.(e).

         "Local Non-Exclusive Period" means the period commencing on the Amendment 3 Effective Date and ending on June 30, 2003, subject to termination of such Period by AOL as provided in Section Article X (and it is understood and agreed that the Local Non-Exclusive Period shall terminate upon any termination of this Agreement (or the Term) pursuant to the terms of this Agreement), in which case the Local Non-Exclusive Period shall mean the period ending on such earlier termination date.

         "Local Services" means the Services provided hereunder that are Local Telecommunications Services.

         "Non-Exclusive Periods" means, collectively, the LD Non-Exclusive Period, the Local Non-Exclusive Period and the Wireless Non-Exclusive Period, and each, a "Non-Exclusive Period".

         "Periods"  means,   collectively,   the  Exclusivity  Periods  and  the
Non-Exclusive Periods, and, each, a "Period".

         "TS Election" means the election by TS, by written notice to AOL at least thirty (30) days before the termination or expiration of the LD Exclusivity Period, to require AOL to provide the marketing and promotions that would be required to be provided by the terms of this Agreement from and after the termination or expiration of the LD Exclusivity Period if an Election has been made, subject to the terms of this Agreement.

         "Unbillable End User" means any End User or subscriber with respect to whom the credit card, debit card or checking account, as the case may be, on-file information provided to TS by AOL upon such End User or subscriber subscribing to the Services was not provided or was inaccurate by reason of such End User or subscriber having cancelled his or her subscription to the AOL Service.

         "Wireless  Arrangement"  shall  have the  meaning  set forth in Section
II.F.

         "Wireless Services" means the Services provided hereunder that are Commercial Mobile Radio Services.

         "Wireless Exclusivity Period" means the period commencing on the Amendment 3 Effective Date and ending on the Initial Wireless Expiration Date, subject to extension by AOL as provided in Section X.B.1., in which case the Wireless Exclusivity Period shall mean the period ending on such later date to which it may have been so extended, and subject to termination of such Period by AOL as provided in Section VII.A.2. or X (and it is understood and agreed that the Wireless Exclusivity Period shall terminate upon any termination of this Agreement (or the Term) pursuant to the terms of this Agreement) in which case the Wireless Exclusivity Period shall mean the period ending on such earlier termination date .

         "Wireless Launch Date" means the date on which the Wireless Services are first made generally available to subscribers of the AOL Service, which date shall be agreed to in writing by the parties (provided that if the parties are unable to agree on a date, the date shall be the date after the execution of the Wireless Arrangement on which the Wireless Services have been offered to at least *** of the subscribers to the AOL Service, as certified in a writing by AOL to TS).

         "Wireless  Mark" means any service  mark  (including  the AOL  Wireless
Mark) that is used in the marketing of Wireless Services under the terms of this Agreement, which service marks, if any, shall be mutually agreed to in writing by the parties hereto prior to or simultaneous with the parties' entering into the Wireless Arrangement and provided that, during the Wireless Exclusivity Period, the Wireless Mark shall be the AOL Wireless Mark if AOL shall so elect on or before the parties' entering into the Wireless Agreement.

         "Wireless Non-Exclusive Period" means the period commencing on the first day after the last day of the Wireless Exclusivity Period and ending on June 30, 2003, subject to extension by AOL as provided in Section X.B.2., in which case the Wireless Non-Exclusive Period shall mean the period ending on such later date to which it may have been so extended, and subject to termination of such Period by AOL as provided in Article X (and it is understood and agreed that the Wireless Exclusivity Period shall terminate upon any termination of this Agreement (or the Term) pursuant to the terms of this Agreement), in which case the Wireless Non-Exclusive Period shall mean the period ending on such earlier termination date.

3. Section II.F. is amended by adding the following at the end thereof:

         "TS and AOL shall jointly explore opportunities and offerings for Commercial Mobile Radio Services to be provided by a private label service on an agency or resold basis. Each party shall be given reasonable advance notice of, and an opportunity to attend, all meetings with prospective service providers and the parties shall keep each other reasonably informed of their progress. The service offering and provider shall be selected by mutual agreement of AOL and TS; provided, however, that AOL shall not be required to consider any offering if (a) the offering of any such Services to End Users is not competitive (as to End Users) with other generally available offerings of such Services to End Users by other providers, (b) the inclusion of such offering in the Services would, in and of itself, be materially detrimental to AOL's business or (c) the provider of such offering does not agree to meet the requirements regarding AOL wireless data services set forth on Schedule Y in accordance with a schedule reasonably acceptable to AOL. Notwithstanding anything herein, it is expressly understood and agreed that the data services required to be included in Wireless Services need not be included in any marketing under, or otherwise marketed through, any of the marketing provided by AOL hereunder. Neither AOL nor TS shall unreasonably delay informing the other of whether a particular provider is acceptable to such party, and each party agrees that * * * are acceptable providers, provided the offering of such provider complies with clauses (a), (b) and (c) of the immediately preceding sentence and subject to acceptable terms and conditions on which such service will be offered. If the parties mutually agree upon an offering and provider for Commercial Mobile Radio Services hereunder, then the parties shall mutually agree upon the terms and conditions upon which the Commercial Mobile Radio Services shall be offered and the rollout and performance lists applicable to the provision thereof, and the parties shall enter into an arrangement with such provider to so provision Commercial Mobile Radio Services to be marketed by AOL under the Wireless Marks over the AOL Service (the foregoing arrangement, the "Wireless Arrangement") with a term that extends until the expiration or termination of the Wireless Non-Exclusive Period, as such term may be extended pursuant to Section X.B.2. The parties shall use their commercially reasonable best efforts to cause the Wireless Launch Date to occur as soon as reasonably practicable but at least by April 1, 1999, provided that neither the failure to reach agreement with a Commercial Mobile Radio Services provider as provided above nor the failure to launch the Wireless Services shall permit AOL to terminate the Wireless Exclusivity Period prior to June 30, 2000. During the Wireless Exclusivity Period, AOL and TS shall each receive *** percent *** of all proceeds from the provision of Wireless
Services not retained by the service provider under the Wireless Arrangement, other than cost reimbursements and other similar payments ("Wireless Proceeds"), provided that AOL shall first receive, but only during the Wireless Exclusivity Period, at least a mutually agreed upon guaranteed quarterly minimum payment from the Wireless Arrangement and TS shall then receive, but only during the Wireless Exclusivity Period, at least a mutually agreed-upon per-subscriber fee for each subscriber to such Wireless Services. After the expiration or termination of the Wireless Exclusivity Period and during the Term, TS shall no longer receive the foregoing per-subscriber fee, AOL shall no longer receive the foregoing guaranteed quarterly minimum

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
payments, and AOL's share of the Wireless Proceeds shall be fifty percent (50%) for the first year of the Wireless Non-Exclusive Period, forty percent (40%) for the second year thereof, thirty percent (30%) for the third year thereof, twenty percent (20%) for the fourth year thereof and ten percent (10%) for the fifth year thereof; provided, however, that if AOL either (x) enters into, without TS's prior written consent, any other arrangement with the provider of the Commercial Mobile Radio Services under the Wireless Arrangement to provide Commercial Mobile Radio Services on the AOL Service (other than an arrangement permitted pursuant by Section VII.A.1.) or (y) does not make available to TS the marketing required to be provided by AOL pursuant to Sections III.A.1, then AOL shall be entitled to no further share of Wireless Proceeds. It is understood and agreed that the Data Requirements shall apply to, and TS and any service provider for Wireless Services shall comply with the Data Requirements with respect to, any offering of Wireless Services hereunder, whether during the Wireless Exclusivity Period or the Wireless Non-Exclusive Period.

4. The Agreement is amended to delete Schedule X in its entirety and to add as a new Schedule X thereto the Schedule X attached to this Amendment and to add as Schedule Y thereto the Schedule Y attached to this Amendment.

5. Sections III.A.1.(a) - (e), III.A.2, III.A.4. and III.A.5 of the Agreement are deleted in their entirety and the parties acknowledge that all of AOL's obligations thereunder have been fully discharged and AOL shall have no further liability or obligation thereunder.

6. The following new  subsections  (a) - (e) are added to Section III.A.1 of the
Agreement:

              [MARKETING AND PROMOTIONAL SERVICES TO BE DELIVERED]

                                       ***

7. A new Section III.A.1(h) is added to the Agreement as follows:

         "(h) Except as expressly provided in Section III. A.1 and Section III.A.7, the marketing provided by AOL under this Section III.A.1. and Section III.A.7. may be used by TS so long as such marketing is so provided, but only to promote the Services then offered by TS under this Agreement, whether on an unbundled basis or bundled with any other Services then offered by TS under this Agreement or on an exclusive or non-exclusive basis (provided that Local Services shall be promoted solely on a bundled basis with the LD Services during the LD Exclusivity Period), except that TS may utilize the marketing provided by AOL under Section *** that is not dedicated to promotion of Wireless Services to promote products or services of AOL or AOL's Partners (which products and services shall be limited to products and services that are the same in substance as the primary products and services marketed by *** under its ***) subject to the terms of this Section, provided that any such products or services of an *** and the content of any marketing and promotion thereof shall be approved by AOL, said approval not to be unreasonably withheld. *** shall mean a *** with whom *** has *** a *** in connection with *** conducted over the ***, which agreement includes *** based on *** or other measure of *** of *** or *** of *** thereunder or provides the *** with any *** or *** with respect to *** or the ***. Any such marketing of *** products or services shall utilize solely the marketing commitments set forth in Sections *** that is not dedicated to promotion of Wireless Services and shall comply with all AOL's then standard policies governing such marketing and AOL's exclusivities and other contractual preferences to third parties. Any *** products or services so marketed by TS hereunder shall be on an *** basis (i.e. *** or *** basis) pursuant to a *** with *** and TS shall not re-sell any of the marketing commitments hereunder to a *** or any ***. If TS utilizes any of the marketing provided by AOL pursuant to Section *** *** to market *** products or services, the product or service being offered shall be offered as a bundle with LD Services or, during the Wireless Exclusivity Period and to the extent mutually agreed upon by the parties and the service provider under the Wireless Arrangement, Wireless Services (provided that this provision shall not preclude the bundling of other services permitted to be offered hereunder with LD Services or Wireless Services), as a special offer in connection with subscribing to such Services. Any *** services utilized by TS to promote a *** products or services shall utilize TS's *** *** and shall be subject to all other terms and conditions of this Agreement, including payment of ***. As a condition to TS being permitted to utilize any marketing provided by AOL to market a *** products or services, such *** shall agree in writing that (i) sales of such *** products or services utilizing such marketing shall be counted toward all *** and *** contained in such *** with *** and such *** shall pay *** in accordance with such *** with *** for all such sales once such *** or *** are met (or if such agreement does not contain *** or ***) and (ii) all such marketing shall count against *** *** commitments to such *** contained in such *** with ***. To the extent TS desires to enter into arrangements with *** to utilize the marketing commitments set forth in Sections *** or to advertise such *** products or services within the Dedicated Area pursuant to Section ***, TS shall notify AOL of *** TS desires to enter into such arrangements and the specific products and/or services that TS desires to market or advertise. To the extent there is more than one *** *** providing the products and/or services that TS desires to advertise or market, then TS may determine with which *** it will enter into an arrangement, provided that TS shall have offered in good faith such opportunity to all such ***. TS shall provide AOL with a 30-day marketing plan for advertising or marketing the products and/or services of any *** at least thirty (30) days in advance of the period to which such marketing plan applies. *** TS shall jointly solicit any *** with which TS desires to enter into such an arrangement; provided, however, that if *** participation in such solicitations is having a detrimental effect on solicitations of a ***, then TS may solicit such *** without *** participation after giving

*** at least one (1) business day's prior notice of such detrimental effect and an opportunity to correct the actions by *** that give rise to such detrimental effect. AOL shall be given reasonable advance notice prior to any solicitations of *** by TS and such solicitations during any period of time shall be limited to a reasonable number given the parties' respective availability to conduct such solicitations. Notwithstanding any of the foregoing, nothing herein gives TS the right to use any of the *** of any of the ***."

9.  A new Section III.A.1(i) is added to the Agreement as follows:

                                      ***

10. A new Section III.A.1(j) is added to the Agreement as follows:

         "In connection with the marketing and promotion efforts provided in this Agreement, including those provided in this Section ***, AOL will continue to make *** to the AOL Service subscriber base available to the telemarketing vendors and/or verification agents but only to the extent, for the purposes, and to the vendors, that *** is provided by AOL in connection with marketing and promotions provided to TS as of December 31, 1998; provided, however, that all *** shall be subject to AOL's then current policies, including, without limitation, the Terms of Service for subscribers to the AOL Service and AOL's privacy policies, and subject to the confidentiality provisions of this Agreement."

11. Sections III.A.2., III.A.4. and III.A.5 of the Agreement shall each read in their entirety "Intentionally Deleted."

12. Section III. A.3. of the Agreement is amended to apply to Commercial Mobile Radio Services and Local Telecommunications Services, to the extent offered by TS on the AOL Service, in addition to Long Distance Telecommunications Services.

13. Section III. A.7. of the Agreement is amended to read in its entirety as follows:

         "AOL commits to provide, in connection with its activities described in Sections III.A.1., III.A.6., III.C. and III.D hereof, keywords on the AOL Service (which shall be at least (i) any keyword that TS has linking to the Dedicated Area as of the Amendment 3 Effective Date, which keywords shall link to an area on which TS has a presence, (ii) any other keyword that is listed on
Schedule X hereto and is non-generic, which keywords shall link to the Dedicated Area or other mutually agreed upon area, and (iii) any keyword approved by AOL) or hyperlinks on the AOL Service to a dedicated area on the AOL Service (the "Dedicated Area") in order to facilitate ease of location and access to the Dedicated Area for End Users and prospective customers. From and after October 1, 1998 and during the LD Exclusivity Period, (i) *** (except that in no event shall ***
                                       9
except on a bundled basis with LD Services or, if the parties mutually agree with the service provider under the Wireless Arrangement, Wireless Services. AOL may sell advertising within the Dedicated Area, subject to TS's approval in its sole discretion. TS may enter into arrangements with any third party (including ***, but subject, in any case, to any applicable exclusivities or contractual preferences granted by AOL of which AOL shall have advised TS) to advertise such party's products or services within the Dedicated Area during the Term, which advertising shall be subject to AOL's then standard advertising policies and the terms of Section III.A.1(h). Revenues from such advertising (net of third party commissions and, in the case of advertising sold directly by AOL, *** percent ***, and, in the case of advertising sold directly by TS, *** percent ***), shall be divided evenly between TS and AOL."

14. Section III.B.1 is amended by adding the following at the end thereof:

         "In satisfaction of its obligations under this Section III.B.2., AOL shall continue to provide (to the extent it is currently providing such reports) the following: monthly reports of total *** and numbers of *** provided, however, that within sixty (60) days after the end of any period for which payment is to be made pursuant to Section III.A.7., AOL shall deliver to TS a statement of the advertising revenues for such period, and the amount, if any, payable to TS with respect to such period, showing the manner in which it was determined, and such statement shall be accompanied by a payment of any such amount. To the extent AOL is not currently providing any of the foregoing information, AOL shall use commercially reasonable best efforts to do so, so long as such information is relevant to AOL's then current obligations under this Agreement.

15. The first sentence of Section III.B.2 is deleted in its entirety and the following is inserted in lieu thereof:

"AOL shall keep for two (2) years from the date of each marketing service or promotion provided pursuant to Section III.A.1 above complete and accurate records in sufficient detail to allow TS to determine if AOL has provided the marketing and promotions required thereunder."

16. Section III.B.3. is amended in its entirety as follows: "Intentionally Deleted."

17. Section III.E.1. is amended by adding the following at the end thereof:

"Notwithstanding anything to the contrary in this Section III.E. or elsewhere in this Agreement:

(a) Until the later to occur of December 31, 1999 and the end of the last period as to which AOL exercises its option under paragraph (b) below, the LD Services shall be offered under the AOL LD Mark; provided, however, that TS may display with the AOL LD Mark, subject to the terms of this Section, a TS owned brand name approved by AOL in writing (the "TS Co-Brand"), which approval shall not be unreasonably withheld; provided, further, that the brand names appearing on
     Schedule X are hereby approved by AOL. If TS elects to use the TS Co-Brand with the AOL LD Mark, the TS Co-Brand shall be displayed as ingredient branding and not as the primary brand, i.e., the AOL LD Mark shall always be displayed first and *** more prominently and appear more frequently than the TS Co-Brand, the TS Co-Brand shall always appear with the phrase "powered by", "service(s) provided by", "service(s) by", "as an agent of" or "agent of" or with another similar phrase approved by AOL in writing, which approval shall not be unreasonably withheld. TS represents and warrants that the TS Co-Brand, including those brand names appearing on
     Schedule X, does not and will not infringe on AOL's or any third party's rights of which TS has notice or violate any applicable law.

(b) At any time during a year that TS is required to offer the LD Services under the AOL Mark pursuant to paragraph (a) above, AOL may elect, at its option, by giving TS written notice of such election, to require TS to continue to offer the LD Services under the AOL Mark during the one (1) year period beginning (x) January 1, 2000, provided that, upon making such election, AOL shall not be permitted to terminate the LD Exclusivity Period pursuant to Section VII.A.2 prior to June 30, 2001, (y) January 1, 2001, provided that, upon making such election, AOL shall not be permitted to terminate the LD Exclusivity Period pursuant to Section VII.A.2 prior to June 30, 2003, and (z) January 1, 2002, provided that, upon making such election, AOL shall not be permitted to terminate the LD Exclusivity Period pursuant to Section VII.A.2 prior to June 30, 2003.

(c) From and after the later to occur of January 1, 2000 and January 1 of any year as to which AOL did not exercise its option pursuant to paragraph (b) above and during the LD Exclusivity Period, the LD Services may, but need not be, offered under the AOL LD Mark, provided that TS may elect to offer LD Services under any LD Mark other than the AOL LD Mark, including simultaneously with the offering thereof under the AOL LD Mark. An LD Mark that is not the AOL Mark may be co-branded with the primary provider of the resold services underlying the LD Services, provided that the brand of such service provider shall be displayed as ingredient branding and not as the primary brand, i.e., the LD Mark shall always be displayed first and *** more prominently and appear more frequently than the service provider's brand, the service provider's brand shall always appear with the phrase "powered by", "service provided by", "service by", "as an agent of" or "agent of" or with another similar phrase approved in writing by AOL, which approval shall not be unreasonably withheld, and it shall be clear from such branding that the LD Services are offered by TS; provided, further, that TS shall not in any event use the brand name of an Interactive Service Provider that is the brand name of an Interactive Service (e.g., *** in the case of ***) or a brand name that is in any way false, deceptive or misleading. TS represents and warrants that any LD Mark that is not an AOL Mark, including any co-branding with a service provider, does not and will not infringe on AOL's or any third party's rights of which TS has notice or violate applicable law.

(d) Notwithstanding the foregoing, if the LD Exclusivity Period has not terminated, AOL shall have the right to terminate TS's rights to use the AOL LD Mark as of or after June 30, 2000, by giving TS written notice of such election at least 180 days prior to the date of such termination (including, without limitation, with respect to End Users existing as of the date of termination or expiration), in which event TS shall have no further rights to use of the AOL LD Mark from and after the date of such termination. In addition, if TS ceases to offer the LD Services under the AOL LD Mark for a period of ten (10) consecutive days, AOL may terminate TS's rights to use the AOL LD Mark at any time thereafter upon written notice to TS thereof, in which event TS shall have no further rights to use of the AOL LD Mark from and after the date of such termination (provided that such rights shall continue until June 30, 2000 solely with respect to billing, provisioning and servicing the Services to End Users existing at the date of such termination). From and after the expiration or termination of the LD Exclusivity Period, TS shall have no further rights to use of the AOL LD Mark from and after the date of such expiration or termination (including, without limitation, with respect to End Users existing as of the date of expiration or termination). From and after termination of TS's rights to use of the AOL LD Mark pursuant to any of the foregoing, during the remainder of the Term, TS shall offer LD Services under any LD Mark other than the AOL LD Mark, subject to and in accordance with the terms of paragraph (c) above relating to an LD Mark that is not the AOL LD Mark.

(e) During the Local Non-Exclusive Period, the Local Services shall be offered under either (i) an LD Mark (including the AOL LD Mark so long as TS has the right to use the AOL LD Marks pursuant to this Section III.E.1) when Local Services are offered on a bundled basis with LD Services, or (ii) under a TS owned brand name approved by AOL in writing (the "TS Local Brand"), which approval shall not be unreasonably withheld; provided, however, that the brand names appearing on Schedule X are approved by AOL. The TS Local Brand may be co-branded with the primary provider of the agented or resold services underlying the Local Services, provided that the brand of such service provider shall be displayed as ingredient branding and not as the primary brand, i.e., the TS Local Brand shall always be displayed first and *** more prominently and appear more frequently than the service provider's brand, the service provider's brand shall always appear with the phrase "powered by" "service provided by", "service by", "as an agent of" or "agent of" or with a similar phrase approved in writing by AOL, which approval shall not be unreasonably withheld, and it shall be clear from such branding that the Local Services are offered by TS; provided, further, that TS shall not in any event use the brand name of an Interactive Service Provider that is the brand name of an Interactive Service (e.g., *** in the case of ***) or a brand name that is in any way false, deceptive or misleading. TS represents and warrants that the TS Local Brand (including any co-branding with a service provider) does not and will not infringe on AOL's or any third party's rights of which TS has notice or violate applicable law.

(f) During the Term, the Wireless Services shall be offered under the Wireless Marks and the parties shall mutually agree upon the Wireless Marks in connection with entering into the Wireless Arrangement; provided, however, that, at AOL's option, the Wireless Marks shall be the AOL Wireless Marks during the Wireless Exclusivity Period. If AOL does not elect to use the AOL Wireless Marks for the Wireless Services as provided in the immediately preceding sentence, and in any case from and after the termination or expiration of the Wireless Exclusivity Period, TS shall have no further rights to use of the AOL Wireless Marks (including, without limitation, with respect to End Users existing as of the date of termination or expiration). If the Wireless Mark is not an AOL Wireless Mark, then the Wireless Mark shall be a TS owned brand approved in writing by AOL, which approval shall not be unreasonably withheld; provided, however, that the brand names appearing on Schedule X are hereby approved by AOL. A Wireless Mark that is not an AOL Wireless Mark may be co-branded with the primary provider of the resold services underlying the Wireless Services, provided that the brand of such service provider shall be displayed as ingredient branding and not as the primary brand, i.e., the Wireless Mark shall always be displayed first and *** more prominently and appear more frequently than the service provider's brand, the service provider's brand shall always appear with the phrase "powered by", "service provided by", "service by", "as an agent of" or "agent of" or with a similar phrase approved in writing by AOL, which approval shall not be unreasonably withheld, and it shall be clear from such branding that the LD Services are offered by TS; provided, further, that TS shall not in any event use the brand name of an Interactive Service Provider that is the brand name of an Interactive Service (e.g., *** in the case of ***) or a brand name that is in any way false, deceptive or misleading. TS represents and warrants that any Wireless Mark that is not an AOL Wireless Mark (including any co-branding with a service provider) does not and will not infringe on AOL's or any third party's rights of which TS has notice or violate applicable law.

(g) In connection with any change in the branding of a Service that may occur hereunder, TS shall work together with AOL to avoid confusion of the End Users and subscribers to the AOL Service with respect to such change in brands.

18. The last sentence of Section IV.A.1 is deleted in its entirety and the following is inserted in lieu thereof:

"Subject  to the terms of this  Agreement,  the  Services  to be  provided by TS
hereunder  are  expanded  to  include  Local  Telecommunications   Services  and
Commercial Mobile Radio Services as and to the extent offered by TS."

19. Section IV.C.1. is deleted in its entirety and the following is inserted in lieu thereof:

"As and to the extent described in, and subject to the terms of, Section III.E.1, the Services will be offered by TS (in the case of the LD Services, as the carrier) under the AOL Marks or other brand names as permitted by this Agreement."

20. Each of Section V.B.1.a. and Section V.B.1.b. is deleted and amended to read in its entirety as follows: "Intentionally Deleted", and the parties acknowledge that all of TS's obligations thereunder have been fully discharged and TS shall have no further liability or obligation thereunder. The following new subsections c., d., e. and f. are added to Section V.B.1. of the Agreement:

         (c) TS shall pay AOL during (but only until the termination or expiration of) the LD Exclusivity Period as follows:

          (i)                 For the  calendar  quarter  beginning  October  1,
                         1998, TS shall pay AOL the amount of Six Million Dollars ($6,000,000), which payment shall be made on or before January 15, 1999.

         (ii)                 For  each  of  the  calendar  quarters   beginning
                         January  1,  1999,  April  1,  1999,  July 1,  1999 and
                         October 1, 1999, TS shall pay to AOL the amount of Ten Million Dollars ($10,000,000).

        (iii)                 For  each  of  the  calendar  quarters   beginning
                         January 1, 2000 and April 1, 2000, TS shall pay to AOL the amount of Twelve Million Dollars ($12,000,000).

         (iv)                 For each of the calendar  quarters  beginning July
                         1, 2000, October 1, 2000, January 1, 2001 and April 1, 2001, TS shall pay to AOL (x) the amount of Fifteen Million Dollars ($15,000,000), or (y), if AOL, in its sole discretion, actually allocates to the *** vendors for the TS Services substantially all *** during such quarter (subject to the terms of Section *** with respect to ***), the amount of Nineteen Million Dollars ($19,000,000).

          (v)                 For each of the calendar quarters  beginning on or
                         after July 1, 2001, TS shall pay to AOL an amount equal to (a) 5% of the LD Marginable Revenue for such quarter plus (b) twenty-five percent (25%) of any mark-up by TS on directory assistance or PICC charges included in the billings for LD Services or Local Services but excluded from LD Marginable Revenue by the definition thereof.

         (d) Beginning January 1, 1999 and until the termination or expiration of the LD Exclusivity Period, TS shall pay AOL One Dollar ($1.00) per month for each LD End

User in excess of two million (2,000,000) LD End Users. Each such payment shall be made within thirty (30) days following the end of the month for which such payment is due and shall be calculated based on the number of LD End Users existing as of the last day of such month."

         (e) After the termination or expiration of the LD Exclusivity Period and during the LD Non-Exclusive Period and provided that an Election has been made and that, during any of the following periods, including those that occur after June 30, 2003, AOL shall be making available, during such period, the marketing and promotions required to be provided pursuant to Section III.A.1. during the LD Non-Exclusive Period, TS shall pay AOL as follows (collectively, the "Long Distance Residuals"):

          (i)                 For each of the  calendar  quarters  in the  first
                         year after such expiration or termination, an amount equal to (a) 5% of the LD Marginable Revenue for such quarter plus (b) twenty-five percent (25%) of any mark-up by TS on directory assistance or PICC charges included in the billings for LD Services or Local Services but excluded from LD Marginable Revenue by the definition thereof.

         (ii)                 For each of the  calendar  quarters  in the second
                         year after such expiration or termination, an amount equal to (a) 4% of the LD Marginable Revenue for such quarter plus (b) twenty-five percent (25%) of any mark-up by TS on directory assistance or PICC charges included in the billings for LD Services or Local Services but excluded from LD Marginable Revenue by the definition thereof.

        (iii)                 For each of the  calendar  quarters  in the  third
                         year after such expiration or termination, an amount equal to (a) 3% of the LD Marginable Revenue for such quarter plus (b) twenty-five percent (25%) of any mark-up by TS on directory assistance or PICC charges included in the billings for LD Services or Local Services but excluded from LD Marginable Revenue by the definition thereof.

         (iv)                 For each of the  calendar  quarters  in the fourth
                         year after such expiration or termination, an amount equal to (a) 2% of the LD Marginable Revenue for such quarter plus (b) twenty-five percent (25%) of any mark-up by TS on directory assistance or PICC charges included in the billings for LD Services or Local Services but excluded from LD Marginable Revenue by the definition thereof.

          (v)                 For each of the calendar quarters in the fifth and
                         subsequent years after such expiration or termination, an amount equal to (a) 1% of the LD Marginable Revenue for such quarter plus (b) twenty-five percent (25%) of any mark-up by TS on directory assistance or PICC charges included in the billings for LD Services or Local Services but excluded from LD Marginable Revenue by the definition thereof.

         (f) The payment pursuant to the foregoing clause (c) for each calendar quarter beginning on or after January 1, 1999 and before July 1, 2001 shall be paid in three (3) equal monthly installments prior to the end of each of the calendar months falling within such calendar quarter; provided, however, that the quarterly payments for each calendar quarter after any calendar quarter in which Holdings and its subsidiaries (including TS), have at least *** in *** and/or *** of all *** and other ***, on a GAAP consolidated balance sheet basis (the "Cash Threshold"), shall be payable to AOL in advance on or before the end of the fifth (5th) business day of such quarter; provided, however, that the quarterly payment for the first calendar quarter after the calendar quarter in which the Cash Threshold is met shall be paid prior to the end of the first month of such calendar quarter. For each calendar quarter for which TS is required to pay AOL an amount based on the LD Marginable Revenue, TS shall pay such amount to AOL within thirty (30) days after the end of the calendar quarter for which such amount is due. All amounts paid by TS to AOL, including amounts paid prior to October 1, 1998, shall be non-refundable and shall not be subject to offset except as expressly set forth in this Agreement.

21. The reference in Section V.B.2. to "Articles X and XI" is amended to read as follows: "Article XI".

22. The first sentence of Section V.B.3. of the Agreement is deleted in its entirety and the following is inserted in lieu thereof:

"Within thirty (30) days (sixty (60) days in the case of a payment to be made pursuant to Section III.A.7) after the end of any period for which payment is to be made pursuant to Section II.F., III.A.7., V.B.1, or VII.A.3. hereof, TS shall, to the extent any such payment is based thereon, deliver to AOL a statement of the LD Marginable Revenue for such period and the components thereof, End Users, and relevant revenue, profit and End User information in connection with payments due in respect of the Wireless Services for such period and the amounts payable to AOL with respect to such period, showing the manner in which they were determined and certified as correct by the Chief Financial Officer of TS."

23. The first two sentences of Section V.B.4. of the Agreement are deleted in their entirety and the following is inserted in lieu thereof:

         "TS shall keep for two (2) years from the date of each payment to AOL pursuant to Section II.F., Section III. A.7, Section V.B.1 or Section VII.A.3 for any period after the Amendment 3 Effective Date, complete and accurate records in sufficient detail to allow AOL to determine if TS has computed LD Marginable Revenue and components thereof, End Users, relevant revenue, profit and Wireless End User information in connection with payments due in respect of the Wireless Services accurately; provided, however, that nothing herein shall require TS to maintain records as to any of LD Marginable Revenue or the Wireless Services information with respect to any period prior to the time TS is required to make payments based on LD Marginal Revenue or the Wireless Services information. AOL shall have the right for a period of two (2) years after receiving any report or statement with respect to payment due to inspect such records."

24. Sections V.B.7. and V.C. of the Agreement are deleted in their entirety, and the following is inserted in lieu thereof: "Intentionally Deleted" and the parties acknowledge that all of TS's obligations thereunder have been fully discharged and TS shall have no further liability or obligations thereunder.

25. Section V.D. of the Agreement is amended by adding the following at the end thereof:

"Notwithstanding the foregoing, during the period commencing on October 1, 1998 and ending on the earlier of June 30, 2001 and the date of termination of the LD Exclusivity Period:

          (i)                 TS shall  not be  required  to pay  Estimated  ***
                         Costs in advance.

         (ii)                AOL  shall  for  each  calendar  quarter  pay  (or
                         reimburse TS for the payment of) Covered Offline Marketing Costs (as defined below) in such quarter in an amount up to the applicable AOL Cost Contribution Amount (as defined below) for such quarter, and TS shall not be required to pay such Covered Offline Marketing Costs, provided that TS shall continue to be responsible, to the extent provided in this Section V.D., for the payment of all Offline Marketing Costs in any quarter in excess of such amounts required to be paid by AOL.

        (iii)                 "Covered  Offline  Marketing  Costs"  in a quarter
                         means  and  includes  the  actual  cost  (to TS) of all
                         Subscriber Incentives in the form of "AOL Rewards" points purchased by TS to be provided to End Users subscribing to the Services during such quarter as a result of the *** services provided under this Agreement, and all Offline Marketing Costs incurred by AOL in such quarter and for which, absent this provision, TS would be responsible for reimbursing AOL for the payment or incurrence of, as provided above in this Section V.D., including, without limitation, (w) the actual cost of *** services incurred in connection with *** services, (x) the actual cost (to TS) of Subscriber Incentives in the form of

                         *** points or *** of AOL Service to be provided to End Users subscribing to the Services during such quarter as a result of the *** services provided under this Agreement, (y) Rep Incentives to AOL's *** representatives for *** to the *** vendors for the Services and (z) payments to vendors contracted by AOL to perform the *** services provided for in this Agreement.

         (iv)                 "AOL Cost Contribution  Amount" shall mean (A) for
                         the calendar  quarter  beginning  October 1, 1998, Four
                         Million Five  Hundred  Thousand  Dollars  ($4,500,000);
                         (ii) for each calendar quarter thereafter, either (x) Four Million Dollars ($4,000,000); or (y), if TS pays AOL $19,000,000 pursuant to Section V.B.1.a for such quarter, Six Million Dollars ($6,000,000).

          (v)                 If  in  any   quarter  AOL  funds  less  than  the
                         applicable AOL Cost Contribution Amount for such quarter in Offline Marketing Costs, AOL shall pay to TS the amount by which the applicable AOL Cost Contribution Amount exceeds the amount of Offline Marketing Costs so funded by AOL in such quarter but in no event more than Two Million Dollars ($2,000,000) (or Six Million Dollars ($6,000,000) if the AOL Cost Contribution Amount for such quarter was $6,000,000).

         (vi)                 AOL shall use commercially  reasonable  efforts to
                         reduce telecommunications costs associated with the Transfer Plus program.

26. Sections V.F.1, V.F.2, V.F.3, V.F.4 and V.F.5 are deleted in their entirety and the following new Section V.E. is added to the Agreement:

"E. TS and Holdings entered into a written agreement with CompuServe Interactive Services, Inc. ("CompuServe") with respect to the exclusive marketing of TS's telecommunications services by CompuServe (the "CompuServe Agreement") on the CompuServe Service (as defined in the CompuServe Agreement). TS hereby expressly acknowledges and agrees that neither the CompuServe online service (however defined in this Agreement or the CompuServe Agreement) nor the end users thereof (including, without limitation, "End Users" as defined in the CompuServe Agreement) are or shall be deemed to be within the scope of this Agreement (including, without limitation, the exclusivity provisions set forth in Article
VII. hereof), (i) by reason of the consummation of AOL's acquisition of CompuServe (or the fact of such acquisition) or (ii) based on the facts known to TS existing as of the Amendment 3 Effective Date. No user of the TS telecommunications services marketed thereunder pursuant to the CompuServe Agreement (the "TS/CS Services") shall for any purposes of this Agreement be, or be deemed to be, an "End User" as defined and used herein, the TS/CS Services shall not be, or be deemed to be, "Services" as defined and used herein, no revenues generated under or by reason of the CompuServe Agreement shall form a part of, or in any respect be included in, "LD Marginable Revenue" as defined and used herein, and TS's exclusivity rights set forth in Article VII. herein shall not apply in any manner to CompuServe's marketing of the TS/CS Services. AOL hereby consents to TS' and Holdings' entering into, and performing under, the CompuServe Agreement and agrees that, in and of itself, such conduct shall not constitute a breach by TS or Holdings of Section VII.A.6 of this Agreement or require the payment of any override pursuant thereto."

27. Sections VII.A.1, VII.A.2, VII.A.3, VII.A.4 and VII.A.5 of the Agreement are deleted in their entirety and the parties acknowledge that all of AOL's obligations thereunder have been fully discharged and AOL shall have no further liability or obligation thereunder. The following new Sections VII.A.1, VII.A.2, VII.A.3, VII.A.4 and VII.A.5. are inserted in lieu thereof:

1. (a) Except as otherwise specifically provided in this Agreement, during the LD Exclusivity Period, TS shall be the exclusive provider of Long Distance Telecommunications Services marketed by AOL (or its affiliates, provided that this reference to affiliates shall not be deemed to provide TS rights under this Agreement with respect to any site, location or property that is not otherwise part of the AOL Service) on the AOL Service to the AOL Service subscribers. Except as otherwise specifically provided in this Agreement, during the Wireless Exclusivity Period, TS shall be the exclusive provider of Commercial Mobile Radio Services marketed by AOL (or its affiliates, provided that this reference to affiliates shall not be deemed to provide TS rights under this Agreement with respect to any site, location or property that is not otherwise part of the AOL Service) on the AOL Service to the AOL Service subscribers. In addition, AOL shall not provide to any other providers of telecommunications services (i) any *** of subscribers to the AOL Service from the *** for purposes of *** any telecommunications services, or (ii) *** of *** to the AOL Service for purposes of *** or *** of any telecommunications services, in each case as to which TS is then the exclusive provider under this Agreement; provided, however, that, such restrictions shall not apply with respect to the *** of Broadband Services permitted to be marketed by AOL pursuant to Section VII.A.1(b) except with respect to *** prior to ***. Notwithstanding the foregoing or anything to the contrary in this Agreement, and without limiting any actions which may be taken by AOL without violation of TS's rights hereunder, (a) AOL shall be permitted to enter into arrangements to market Bundled Online Services and offer and market Broadband Services (each an "Excepted Service" and, collectively, "Excepted Services") in accordance with Section VII.A.1(b) without compensation to TS other than as expressly provided below.

(b) (1) AOL shall be permitted to enter into any arrangement with other provider(s) of telecommunications services (each, an "Other Provider") to market a Bundled Online Service; provided that AOL may not enter into such an arrangement with *** prior to *** with respect to Local Telecommunications Services or Commercial Mobile Radio Services and prior to *** with respect to Long Distance Telecommunications Services. "Bundled Online Service" shall mean the AOL Service co-marketed in conjunction with any telecommunications service(s) or in conjunction with the brand of any Other Provider. Any Bundled Online Service may be co-branded with an Other Provider and may also be a Broadband Service. AOL's exclusivity and marketing obligations (including, without limitation, any obligation of AOL to include links, key words, a dedicated area or any other presence or materials on the AOL Service) under this Agreement shall not extend to any Bundled Online Service; provided, however, that during the LD Exclusivity Period, (X) AOL shall continue to include Switched Subscribers in the offline marketing subscriber pool made available to TS and (Y) no Long Distance Telecommunications Services shall be promoted on any Bundled Online Service that is not a Broadband Service, by any Other Provider or by AOL, except that (i) AOL may, at its option, promote the LD Services on such Bundled Online Service and operational, billing and other non-promotional functions related to Long Distance Telecommunications Services may be included on such Bundled Online Service and (ii) the Other Provider shall be permitted to offer on its own web site Long Distance Telecommunications Services which may be promoted through links on the Bundled Online Service. Notwithstanding the foregoing, prior to July 31, 1999, (I) no links to the area on the Other Provider's web site where Long Distance Telecommunications Services are offered shall be promoted through the Bundled Online Service to Switched Subscribers, and (II) the Other Provider for such Bundled Online Service shall not be permitted to target market Long Distance Telecommunications Services to Switched Subscribers. "Switched Subscribers" shall mean any subscriber to the Bundled Online Service who switched their subscription from the AOL Service to the Bundled Online Service. As a condition to AOL entry into such arrangement, to the extent TS is unable to continue to bill a Switched Subscriber who is an End User as a result of such Switched Subscriber switching its subscription from the AOL Service to the Bundled Online Service, AOL shall ensure that the Other Provider provides to TS satisfactory billing of LD Services provided by TS to any Switched Subscriber who is an End User at a cost to TS no greater than the cost to it of billing such Services through a credit card and shall provide, if TS shall so request, standard call detail on such bills at no additional expense. AOL shall not be required to pay TS an override under Section VII.A.3 with respect to any subscriber to Local Telecommunications Services billed through any Bundled Online Service. During the LD Exclusivity Period, AOL shall not be permitted to market any Bundled Online Service that is not a Broadband Service over the AOL Service or use AOL's Transfer Plus, telemarketing, direct mail Service or other marketing channels to target market any Bundled Online Service to subscribers to the AOL Service.

(2) AOL shall be permitted to offer to subscribers to the AOL Service broadband (i.e., 128k or more in either direction) version(s) of the AOL Service (each, a "Broadband Service") and AOL may market Broadband Services over the AOL Service and otherwise target market Broadband Services to subscribers to the AOL Service. Any Broadband Service(s) may be co-branded with an Other Provider (other than, prior to January 1, 2000, AT&T if bundled with Local Telecommunications Services or Commercial Mobile Radio Services) and may also be a Bundled Service. AOL's marketing and exclusivity obligations shall not extend to any Broadband Service. AOL's marketing and exclusivity obligations (including, without limitation any obligation of AOL to include links, keywords, a dedicated area or any presence or materials on the AOL Service) under this Agreement shall not extend to any Broadband Services; provided, however, that during the LD Exclusivity Period, AOL's online marketing obligations (including, without limitation any obligation of AOL to include links, keywords, a dedicated area or any presence or materials on the AOL Service) under this Agreement and, with respect to Switched Subscribers until June 30, 1999, AOL's exclusivity obligations with respect to Long Distance Telecommunications Services shall extend to any Broadband Service that is not a Bundled Service. AOL's exclusivity obligations (including, without limitation any obligation of AOL to include links, keywords, a dedicated area or any presence or materials on the AOL Service) with respect to Commercial Mobile Radio Services shall not extend to Broadband Services; provided that Commercial Mobile Radio Services provided by an Other Provider and promoted over a Broadband Service that is not a Bundled Service shall not be billed on the bill for such Broadband Service or using on-file billing information provided by AOL to charge the credit or debit card or checking account, as the case may be, used for the bill for such Broadband Service , other than through AOL's *** or *** service or other similar *** methods; provided however, that, prior to ***, AOL shall not provide its *** or *** services to subscribers to such Broadband Service for purposes of billing Commercial Mobile Radio Services of an Other Provider unless AOL shall have first provided TS with the opportunity to ***.

(3) During the LD Exclusivity Period, AOL shall pay to TS an override in the amount of *** per month for each subscriber (A) in excess of *** to any single Excepted Service bundled with any telecommunications services in the nature of any of the Services and (B) in excess of *** in the aggregate for all Excepted Services bundled with tele-communications services in the nature of the Services; provided, however, that any overrides to which TS is entitled pursuant to clause (B) of this sentence shall be reduced by any overrides paid for the same period pursuant to clause (A) of this sentence. Each of such threshold amounts shall be increased on each ***, commencing ***, by an amount equal to the product of (a) the then threshold (without giving effect to such increase) times (b) *** the percentage increase in the number of the *** the *** as of such date over the number of such *** on the next preceding *** provided that such threshold amounts on and after *** shall be at least *** with respect to any single Excepted Service and at least *** with respect to all Excepted Services in the aggregate. Notwithstanding the foregoing, no override shall be payable pursuant to this Section VII.A.1(b) if, within *** following the end of a month in which an applicable threshold is exceeded either (i) the LD Exclusivity Period terminates or expires or (ii) the number of subscribers to the Excepted Service or Excepted Services that exceeded the threshold has declined below the threshold that was exceeded; provided, that if, at the end of such *** month period, neither of such conditions has been met, AOL shall pay such override for each month thereafter at the end of which the number of subscribers to such Excepted Service exceeds an applicable threshold. Notwithstanding the foregoing, with respect to any Bundled Online Service that is bundled with Local Telecommunication Services, AOL may elect, at its option, to pay TS an override in accordance with SectionVII.A.3. for each subscriber to such Bundled Online Service, in which event such Bundled Online Service shall not be counted against any of the thresholds set forth in this Section. For purposes of clause (A) of the preceding sentence, (1) any Bundled Online Service shall not be counted as a Broadband Service, (2) Bundled Online Services are considered separately from Broadband Services and (3) any Excepted Service bundled with or promoting telecommunications services in the nature of any of the Services is considered separately from another Excepted Service promoting different telecommunications services or the same telecommunications services offered by a different Other Provider. For purposes of this Section, subscribers to each separate Excepted Service shall be counted on the basis of paid subscribers existing as of the end of each applicable calendar month.

         "2. As of June 30, 2000, or as of any subsequent anniversary thereof, AOL may, at its option but subject to any election made pursuant to Section III.E.1., terminate the LD Exclusivity Period by giving TS written notice of such election at least sixty (60) days prior to the date of such termination. In addition, as of (i) the earlier to occur of (a) the date that is eighteen (18) months after the Wireless Launch Date and (b) June 30, 2000 if the Wireless
Launch Date shall not have occurred and September 30, 2000 if the Wireless Launch Date shall have occurred and (iii) June 30, 2001 or any subsequent anniversary thereof, AOL may, at its option, terminate the Wireless Exclusivity Period by giving TS written notice of such election at least sixty (60) days prior to the date of such termination. However, notwithstanding termination of the LD Exclusivity Period, AOL shall not commence any marketing of Long Distance Telecommunications Services under any AT&T brand on the AOL Service (including bundled with any Excepted Service) prior to June 30, 2000.

         "3. Notwithstanding anything in this Agreement to the contrary, AOL shall have no exclusivity obligations with respect to Local Telecommunications Services. TS shall have the right to offer (and promote) Local Telecommunications Services on the AOL Service during the Local Non-Exclusive Period solely utilizing the marketing hereunder, subject to the terms of this Agreement, including, without limitation, Sections II, III.E. and IV and shall have the rights with respect to such Local Services as are provided in this Agreement; provided, however, that, during the LD Exclusivity Period, Local Services shall be offered solely on a bundled basis with LD Services (i.e., offered as ancillary additional service for use in conjunction with LD
Services); provided, further, that if TS is not offering Local Telecommunications Services on the AOL Service to subscribers of the AOL Service as of the date of any termination of the LD Exclusivity Period, then the Local Non-Exclusive Period shall terminate and all TS's rights under this Agreement to offer (and utilize the marketing provided hereunder to promote) Local Telecommunications Services on the AOL Service shall terminate as of such date of termination. If AOL enters into any arrangement to market Local Telecommunications Services on the AOL Service (other than with respect to a Bundled Service), then AOL shall pay TS an override in the amount of One and 50/100 Dollars ($1.50) per month for each subscriber to such Local Telecommunications Services who is billed using on-file billing information provided by AOL to charge the credit or debit card or checking account, as the case may be, or billed on the same bill as the AOL Service and who subscribes prior to June 30, 2000, for so long as AOL is receiving revenue from such

Local Telecommunications Services in respect of such subscriber but not later than June 30, 2005; provided, however, that if such marketing of Local Telecommunications Services is under any AT&T brand, then the amount of such override shall be Three Dollars ($3.00) and such override shall be paid with respect to each subscriber to such Local Telecommunications Services who is billed using on-file billing information provided by AOL to charge the credit or debit card or checking account, as the case may be, or billed on the same bill as the AOL Service and who subscribes prior to June 30, 2000 for so long as AOL is receiving revenue from such Local Telecommunications Services in respect of such subscriber, but not later than June 30, 2005. If TS offers or enters into any arrangement to offer Local Telecommunications Services on the AOL Service, TS shall pay AOL an override in the amount of One and 50/100 Dollars ($1.50) per month for each subscriber (other than an Unbillable End User) to such Local Telecommunications Services who subscribes prior to June 30, 2000, for so long as such subscribers are End Users of Local Services, but not later than June 30, 2005; provided, however, that if such offer of Local Telecommunications Services is under any AT&T brand, then the amount of such override shall be Three Dollars ($3.00) and such override shall be paid with respect to each subscriber to such Local Telecommunications Services (other than an Unbillable End User) who subscribes prior to June 30, 2000 for so long as such subscribers are End Users of Local Services, but not later than June 30, 2005. In addition, AOL will use all reasonable efforts to convince the provider of such Local Telecommunications Services to use TS's billing services in connection therewith, provided that AOL shall have no liability hereunder if such provider elects not to use TS's billing services.

         "4. Nothing contained in this Agreement shall prohibit or restrict AOL in any manner from selling online advertising to telecommunications service providers other than TS, provided, however, that AOL shall not sell online advertising on the AOL Service (other than on a Bundled Service or a Broadband Service) to market any Broadband Service as permitted under Section VII.A.1(b))
(i) for Long Distance Telecommunications Services to any other provider during the LD Exclusivity Period or (ii) for Commercial Mobile Radio Services to any other provider during the Wireless Exclusivity Period; provided, however, that AOL shall not be deemed in breach of this Section as a result of any advertising as to which AOL has not received written notice from TS provided AOL shall comply with its obligations under Section VII.A.11.

         "5. Except as otherwise specifically provided in this Section VII.A.5, during and after the Term, AOL shall have the exclusive right to target market products and services, including the Services, to subscribers to the AOL Service and to End Users and TS shall not, directly or indirectly (through subsidiaries, affiliates or otherwise), knowingly target market subscribers to the AOL Service or the End Users. Notwithstanding the foregoing, AOL shall not target market to LD End Users (i) prior to ***, (ii) more than *** per calendar year for any year after *** during the Term, or (iii) for the promotion of Long Distance Telecommunications Services, Commercial Mobile Radio Services or Local Telecommunications Services ***; provided, however, that in no event shall AOL be restricted from target marketing to the "buyers" category of subscribers to the AOL Service notwithstanding that such buyers may also be LD End Users. Notwithstanding the foregoing, TS shall be permitted to target market to End Users solely by utilizing the telemarketing commitments set forth in Section *** or the *** commitments set forth in Section ***, other than those commitments dedicated to the promotion of Wireless Services; provided, that any such target marketing shall promote solely the Services or products and services permitted to be promoted by TS pursuant to, and shall be subject to the terms of, Section ***; provided, further, that this provision does not provide TS with any additional marketing commitments hereunder and any marketing commitments utilized to target market End Users shall count toward satisfying AOL's marketing obligations hereunder. Notwithstanding the foregoing, nothing shall prevent TS, (i) during and after the Term, from communicating with End Users, by e-mail or otherwise, in connection with provisioning, operating and billing the Services; provided that no such communications shall contain any promotional, marketing or advertising materials or messages of any nature with respect to any product or service, including, without limitation, the Services, and shall not request or encourage End Users to take any action inconsistent with the purpose of this Agreement (e.g., without limitation, purchasing telecommunications in the nature of the Services at a different location or site than the AOL Service); provided, further, that any such communications shall comply with AOL's then standard policies, including without limitation, its privacy policies, Terms of Service for the AOL Service and policies regarding unsolicited or bulk e-mail (as applicable), and (ii) after the Term, target marketing *** to the End Users."

28. The second sentence of Section VII.A.6. of the Agreement is amended to read in its entirety as follows:

"After such first anniversary date and during the Term, TS may so contract without paying AOL any override or other compensation; provided, however, that if such services are then being offered by TS on the AOL Service under this Agreement on an exclusive basis, TS must first offer AOL the right to market such services under the AOL Marks. If AOL exercises such right, then the parties shall mutually agree upon compensation to AOL and the terms and conditions of the service offering and use of the AOL Marks in connection therewith; provided, however, that if AOL and TS cannot agree on appropriate compensation or terms and conditions after negotiating in good faith for a reasonable amount of time, TS may market or provide such services without paying AOL any override or other compensation and TS shall not utilize the AOL Marks in connection therewith."

29. Section VII.A.6. is further amended to add the following at the end thereof:

"If TS shall so contract with an AOL competitor with respect to, or offer on its own behalf, a consumer (non-commercial) offering of telecommunications services in the nature of the LD Services, TS will offer the LD Services to End Users under this Agreement at regular rates that are better than or equal to those offered customers by TS on its own behalf or under such other contract, provided that, for purposes hereof, such regular rates need not reflect any promotions or other like special or temporary rates (which special or temporary rates shall be limited in time, scope and duration) that may be offered to such customers by TS on its own behalf or under such other contract; provided, that subscribers to the AOL Service receive reasonably comparable special or temporary rates during the same time periods."

30. The first sentence of Section VII.A.9. of the Agreement is amended to read in its entirety as follows:

"AOL may elect to terminate the LD Exclusivity Period if TS's overall pricing for the LD Services exceeds overall prices for such services which are generally available from major carriers so as to be non-competitive with those carriers' offerings."

31. Section VII.A. is amended to add the following Sections 10 and 11:

         "10. Notwithstanding that the *** content area available through the America Online brand service (the ***) is excluded by definition from the AOL Service, (i) during the *** period beginning on ***, AOL shall not collect more than *** in advertising revenues from advertising sold on the *** to providers of telecommunication services with respect to which TS is then entitled to exclusivity hereunder, (ii) during the *** month period beginning on ***, AOL shall not collect more than *** in advertising revenues from advertising sold on the *** to providers of telecommunication services with respect to which TS is then entitled to exclusivity hereunder, (iii) during the LD Exclusivity Period, AOL shall not sell advertising on the *** promoting Long Distance Telecommunications Services on behalf of any national provider of Long Distance Telecommunications Services in connection with a *** (i.e., including at least *** covered by the ***) other than in connection with marketing a Broadband Service in compliance with the provisions of Section VII.A.1. and (iv) during the Wireless Exclusivity Period, AOL shall not sell advertising on the *** promoting Commercial Mobile Radio Services on behalf of any national provider of Commercial Mobile Radio Services in connection with a *** (i.e., including at least *** covered by the ***) other than in connection with marketing a Broadband Service. It is understood and agreed that the *** does not include the *** web site and the *** web site is not limited in any way hereunder.

         11. AOL will use commercially reasonable best efforts, consistent with past practices, to encourage (i) its significant partners to observe TS's exclusivity rights under this Agreement in partner Rainman areas and other partner areas within the AOL Service but not controlled by AOL, and (ii) any provider of Local Telecommunications Services under an arrangement with AOL to offer Local Telecommunications Services on the AOL Service (other than a Bundled Online Service or Broadband Service that is offered pursuant to, and subject to the terms of, Section VII.A.1.), from promoting to subscribers to the AOL Service on such provider's web site linked directly to from the AOL Service

(1) Long Distance Telecommunications Services during the LD Exclusivity Period and/or (2) Commercial Mobile Radio Services during the Wireless Exclusivity Period (provided, however, that such provider may provide online billing for any services, including any telecommunications services, on such web site) but AOL can provide no assurance that such partners will comply and AOL shall have no liability hereunder if such partners do not comply nor will AOL have any liability for a failure to encourage in all instances so long as AOL is acting on an overall basis in good faith. AOL shall, consistent with past practices, promptly remove any advertising or links that violate TS's exclusivity rights under this Agreement from areas within the AOL Service that are controlled by AOL.

32. Section X.A.1. is amended to add the following at the end thereof as a new sentence: "However, notwithstanding any provision to the contrary herein, after the termination or expiration of the Term, TS shall use all commercially reasonable efforts to transition its billing operations and provisioning of the Services off the AOL Service and on to the Internet and AOL will provide such reasonable assistance in effecting such transition as TS shall reasonably request, and, if the aggregate number of End Users (using any Service) shall thereafter be fewer than ***, AOL shall have the right, upon *** prior written notice to TS, to cease providing to TS billing information regarding such End Users and all services under Section III.D.1, the Credit Card Processing Services Agreement and the Electronic Payment Processing Services Agreement between the parties."

33. Sections X.B.1. and X.B.2. of the Agreement are deleted their entirety and the following is inserted in lieu thereof:

         "1. If the LD Exclusivity Period shall not previously have been terminated or expired, AOL shall have the right, by irrevocable written notice to TS at least ninety (90) days prior to the end of such Period (as it may have been extended previously), to extend the term of the LD Exclusivity Period, in each case for at least one (1) four-calendar-quarter period, for up to three (3) successive four-calendar-quarter periods, on the terms and conditions herein provided. Furthermore, if the Wireless Exclusivity Period shall not previously have been terminated or expired, AOL shall have the right, by irrevocable written notice to TS at least ninety (90) days prior to the end of such Period (as it may have been extended previously), to extend the term of the Wireless Exclusivity Period, in each case for at least one (1) four-calendar-quarter period, for up to three (3) successive four-calendar-quarter periods, on the terms and conditions herein provided. Each such notice shall be binding on AOL and TS for all purposes hereof."

         "2. If the LD Non-Exclusive Period shall not previously have been terminated or expired, AOL shall have the right, by irrevocable written notice to TS at least ninety (90) days prior to the end of such Period (as it may have been extended previously), to extend the term of the LD Non-Exclusive Period, in each case for at least one (1) four-calendar-quarter period, for successive four-calendar-quarter periods, but not beyond the later to occur of (a) the fifth anniversary of the termination or expiration for the LD Exclusivity Period and (b) June 30, 2006 on the terms and conditions herein provided. Furthermore, if the Wireless Non-Exclusive Period shall not previously have been terminated or expired, AOL shall have the right, by irrevocable written notice to TS at least ninety (90) days prior to the end of such Period (as it may have been extended previously), to extend the term of the Wireless Non-Exclusive Period, in each case for at least one (1) four-calendar-quarter period, for successive four-calendar-quarter periods, but not beyond the later to occur of (a) the fifth anniversary of the termination or expiration of the Wireless Exclusivity Period and (b) June 30, 2006 on the terms and conditions herein provided. Each such notice shall be binding on AOL and TS for all purposes hereof."

         "3. AOL shall have the right (the "Buyout Right"), by written notice to TS by not later than September 30, 2001, to terminate all Non-Exclusive Periods as of June 30, 2002 and all of AOL's obligations to provide online marketing (including, without limitation, *** and all other advertising or promotion on the AOL Service) to TS from and after December 31, 2001, and, upon such notice, all Non-Exclusive Periods shall be terminated as of June 30, 2002 and AOL's online marketing obligations shall terminate as of December 31, 2001. If AOL does not terminate the LD Exclusivity Period prior to June 30, 2001, then, if AOL exercises the Buyout Right, AOL shall pay TS, on or before February 28, 2002, two (2) times the total amount received by AOL from the Long Distance Residual during the six (6) month period ending December 31, 2001 (the "12 Month Amount"). If AOL terminates the LD Exclusivity Period before June 30, 2001, then, if AOL exercises the Buyout Right, AOL shall pay TS, on or before February 28, 2002, the total amount received from the Long Distance Residual during the eighteen (18) month period ending December 31, 2001 (the "18 Month Amount"). At AOL's option, by written notice to TS by not later than September 30, 2001, in lieu of exercising the Buyout Right, AOL may elect to terminate all of AOL's obligations to provide online marketing from and after December 31, 2001 but not the Non-Exclusive Periods, in which event, AOL shall pay TS fifty percent (50%) of (a) the 12 Month Amount or (b) the 18 Month Amount, as applicable." During any period that AOL is not providing the online marketing under this Agreement pursuant to this Section X.B.3., the Long Distance Residual for such period shall be reduced by fifty percent (50%).

34. Section X.C.1.(b) of the Agreement is amended to read in its entirety as follows:

         "Either TS or AOL may terminate this Agreement at any time upon written notice to the other upon a material breach by the other in the performance of its agreements and obligations hereunder and such other party's failure to cure such breach within 30 days after written notice thereof (the "Cure Period"); provided, however, that in the case of a scheduled payment hereunder, the Cure Period shall be five (5) business days after written notice thereof. Notwithstanding the foregoing, no party shall have the right to terminate this Agreement for a material breach of this Agreement pursuant to this Section X.C.1.b based on any asserted breach unless such breach shall not have been cured during the applicable Cure Period and it is determined by an arbitration proceeding convened under Section XI.D that the breach was a material breach as referenced in the preceding sentence and the breaching party fails to comply with the arbitrators' order, or any portion thereof, in which event the non-breaching party may terminate this Agreement immediately upon written notice to the other party; provided, however, that this sentence shall not apply in the event of any recurrence of the same breach or the occurrence of any substantially similar breach by the previously breaching party if such further asserted breach shall be material and the foregoing notice and opportunity to cure shall have been given and such breach shall continue uncured. Nothing in this provision is intended to impair the right of any party to contest a termination by invoking the dispute resolution procedures of this Agreement, provided that in the event that the breaching party fails to comply with an order issued by an arbitration panel or in the event of a recurrence of a breach or occurrence of any substantially similar breach, a notice of termination from the non-breaching party shall take effect immediately and all performance obligations of the non-breaching party shall be immediately suspended (provided that, if such terminating party shall be determined not to have been entitled so to terminate, the other party shall be entitled to damages for wrongful termination and suspension of such performance obligations)."

35. Section X.C.1.d. of the Agreement is amended to add after the phrase "AT&T ceases to provide long distance telecommunications services to TS" the following: "and TS shall not then be utilizing services provided by another provider with long distance telecommunications services of substantially equivalent quality or be providing such services of substantially equivalent quality itself, provided that it is hereby agreed by the parties that the long distance telecommunications service of each of * * * and OBN (as currently operated) are of substantially equivalent quality for purposes of this
         Section X.C.1.d."

36.      Section X.C. of the Agreement is amended by adding Section X.C.1.f. and
         Section X.C.1.g. at the end of that section:

                  "f. If TS breaches any of its payment obligations under the Investment Agreement, dated as of December 31, 1998 (together with all other documents, agreements and instruments referenced therein, the "Investment Agreement"), by and between TS and AOL, and such breach continues beyond any applicable cure period under the Investment Agreement, then AOL may terminate this Agreement immediately upon written notice to TS and such termination shall not be subject to the provisions of X.C.1.b.

                  g. If a voluntary or involuntary case or other proceeding is commenced by or against any party or any of its subsidiaries seeking liquidation, reorganization or other similar relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment or a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its properties, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing, or an order for relief shall be entered against any party or any of its subsidiaries under applicable bankruptcy, insolvency or other similar laws or hereafter in effect (each, an "Insolvency Event"), then AOL may terminate this Agreement immediately upon written notice to the other parties in the case of an Insolvency Event by TS or Holdings and TS may terminate this Agreement immediately upon written notice to AOL in the event of an Insolvency Event by AOL."

37. Each of Section X.D.2., Section X.D.4 and Section X.D.6 of the Agreement is deleted in its entirety and the following is inserted in lieu thereof: "Intentionally Deleted."

38. The first sentence of Section XI.D.1. of the Agreement is deleted in its entirety and the following is inserted in lieu thereof:

"If the parties are unable to resolve any dispute, controversy or claim arising under this Agreement (each a "Dispute"), such Dispute will be submitted to the following senior executive officer of each of the parties: specifically, J. Michael Kelly, the Chief Financial Officer of AOL, and Gabriel Battista, the Chief Executive Officer of TS; for resolution, which designated senior executive officer of either party may be changed by mutual agreement of the parties if such persons are no longer serving in such capacity."

39. Section XI.D. of the Agreement is amended by adding Section XI.D.11 at the end of that Section:

         "11. Notwithstanding anything to the contrary in this Agreement, either party may, without inconsistency with this agreement to arbitrate or the dispute resolution provisions of this Agreement, seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect such party from irreparable harm. The parties agree that any violation by TS of AOL's privacy policies (as set forth at keyword "TOS" on the AOL Service) or of the provisions of Section 40 of Amendment No. 3 (entitled "Public Disclosures") or any violation of law or regulations by TS that exposes AOL to legal liability, in each case that causes injury to AOL, would cause continuing irreparable injury to AOL for which money damages would not adequately compensate AOL (provided that the foregoing agreement does not constitute an acknowledgment by any party, and there shall be no implication or statement arising from or by reason of such agreement, as to the extent of any such injury or that any such injury or any such event or circumstance is material or that any such event or circumstance should result in any remedy from any court).

40.      Public Disclosures

         The timing, content and procedure of any press release or other public announcement regarding the parties' entering into of this Amendment or the terms of this Amendment shall be mutually agreed upon in advance by the parties. TS shall not make any public disclosure regarding the existence or substance of any dispute, litigation, arbitration proceeding or other conflict between the parties except to the extent required by law, in which event TS shall use commercially reasonable best efforts to disclose the minimum amount of information necessary or appropriate to comply with law; provided, however, that TS may disclose the existence of any litigation initiated by AOL that has previously been, and to the same extent as, disclosed by AOL. TS shall not issue or permit to be issued on its behalf any press release or other public announcement, or make or permit to be made any public statement which intentionally impugns, maligns or disparages AOL, its business practices or its directors, officers or employees. Neither AOL nor Daniel Borislow shall, make, or permit to be made, any communications with or to the press or statement to investment analysts, fund managers or other members of the investment community, which intentionally impugns, maligns or disparages the other, its business practices, or its directors, officers or employees. During the *** period following the date of this Amendment, AOL shall not issue any press release or other public announcement announcing that AOL has entered into (i) any agreement to market Long Distance Telecommunications Services, which agreement would violate TS's exclusivity rights hereunder if the LD Exclusivity Period had not expired or terminated at the time of performance under such agreement and/or (ii) any agreement to market Commercial Mobile Radio Services over the AOL Service, which agreement would violate TS's exclusivity rights hereunder if the Wireless Exclusivity Period had not expired or terminated at the time of performance under such agreement. During the *** following the date of this Amendment, in any press release issued by AOL announcing that AOL has entered into an agreement to market a Broadband Service, AOL shall use commercially reasonable best efforts not to disclose the fact that AOL has the right to market Commercial Mobile Radio Services on such Broadband Service. AOL represents that it is not currently engaged, on the date of this Amendment, in negotiations arising from a bona fide offer to merge with or be acquired by any third party.

41.      License

         (a) License. TS hereby grants to AOL a perpetual and irrevocable (subject to clause (f)), non-exclusive, worldwide license, (including the right to sublicense) to use, store, distribute, display, perform communicate, transmit, promote, upgrade, enhance, maintain, support, copy, modify and make derivative works from the TS Technology (as defined below) in connection with the use by AOL and/or its partners in connection with an AOL, AOL-branded or AOL-owned or -controlled affiliated property or service; provided, however, that such license shall be subject to any restrictions that may be imposed by third party licensors of the TS Technology or portions thereof, provided that TS shall use all commercially reasonable efforts (which shall include efforts to facilitate direct negotiations between AOL and such licensor) to secure complete pass-through rights to all TS Technology for AOL, with respect both to TS Technology currently licensed by TS and TS Technology hereafter licensed by TS (provided, and so long as, TS does not incur any costs in connection therewith that AOL does not agree to pay). "TS

              Technology" shall mean, collectively, all technology currently owned or licensed by TS or acquired, developed or licensed by TS during the Term, including, without limitation, TS's online billing, call detail record, customer service and database technology, software and functionality, including without limitation any tools, both in object code and source code form, which TS develops, acquires or licenses and which are utilized in connection with the development, navigation, use, management, editing, updating, maintenance or upgrading of such technology, software and functionality and any other related materials and works, including, without limitation, Upgrades, subject to clause
              (c), and documentation, designs, technical specifications and all elements and components of the user interface, and all parts thereof in whatever media or form.

         (b) Royalties. The license granted in clause (a) shall be royalty free; provided, however, that to the extent the TS Technology is used or licensed by AOL in connection with the provision of any telecommunications services in the nature of the Services, AOL shall pay TS a mutually agreed upon royalty not to exceed the then lowest royalty charged by TS to any unaffiliated third party for licensing the TS Technology; and provided further that the license granted with respect to Upgrades is subject to the payment provisions and other restrictions set forth in clause (c).

         (c) TS Upgrades. From time to time, if TS develops or acquires any Upgrade to the TS Technology, TS shall deliver all configurations of the then-current versions of the TS Technology to AOL, subject to the provisions of subparagraph (a) above. For the purposes of this license, "Upgrade" shall mean, with respect to any software or other product, any update, upgrade, error correction, bug fix, maintenance release, enhancement, addition, improvement, extension, modification, configuration, replacement, substitute, functional equivalent or successor version or product, and all related documentation. TS shall provide such Upgrades to AOL royalty-free, unless, if TS incurred any out-of-pocket costs at the request of AOL in developing any such Upgrades or any costs in providing such Upgrades to AOL as required herein, AOL shall reimburse TS for all such costs.

         (d) Representations and Warranties. TS represents and warrants that the TS Technology shall not infringe or violate any copyright, trademark, patent or any other third party right, or violate any applicable law or regulation. If AOL pays royalties to TS pursuant to clause (b) or (c), TS further represents and warrants that the TS Technology shall be free from defects in manufacturing and workmanship.

         (e) Term. The license granted in clause (a) shall survive the expiration or termination of the Term of the Agreement, provided that such license may be terminated by TS if AOL fails to make any royalty payments required pursuant to Section (a) or (c) after thirty (30) days following written notice to AOL thereof.

42. As a condition to AOL's entering into this Amendment, TS shall pay to AOL all amounts due and owing under the Agreement as of December 31, 1998, including, without limitation, all bounties and Offline Marketing Costs
(including, without limitation, all vendor invoices and call representative incentives), which amounts the parties hereby agree for all purposes of the Agreement total $11,780,694 (except for amounts referred to in the last sentence of paragraph 44 of this Amendment), provided that such amount shall be offset by any reduction in the vendor charges included in such amount, which reduction occurs by way of a settlement of a dispute between TS and such vendor over such charges. TS shall pay AOL an installment of $6,000,000 upon execution of this Amendment and the balance on or before January 31, 1999. If TS fails to make either of the payments described in the immediately preceding sentence within 24 hours after written notice thereof, AOL shall have the right to terminate this Agreement by giving TS written notice thereof. All such amounts, and all amounts previously paid by or on behalf of TS or Holdings under the Agreement shall be non-refundable and shall not be subject to any offsets.

43. In consideration of, and as a condition to, AOL entering into this Amendment, contemporaneously with this Amendment, TS and CompuServe shall enter into an amendment to the CompuServe Agreement in the form attached to this Amendment as Attachment A (the "CompuServe Amendment").

44. In consideration of, and acknowledging that the Waiver (as defined below) is a condition to, the parties' entering into this Amendment, as of January 5, 1999, each party hereby irrevocably waives and releases all claims, suits, demands, actions and rights, whether known, unknown, contingent or fixed, against the other parties and their respective current and former affiliates, successors, assigns, directors, officers, agents and employees arising prior to January 5, 1999 and arising out of or in any way related to the Agreement or the CompuServe Agreement or the negotiation, performance or nonperformance thereof or the negotiation of the Agreement or the CompuServe Agreement or this Amendment or the CompuServe Amendment, other than third party claims that are subject to indemnification under the Agreement and of which the indemnified party has given the indemnifying party notice prior to the date this Amendment is executed (the "Waiver"). The Waiver shall be effective notwithstanding any terms to the contrary contained in the Agreement, the CompuServe Agreement, this Amendment or the CompuServe Amendment. The parties further agree that no documentary, verbal, e-mail, electronic or other evidence relating to the negotiation, performance or nonperformance of the Agreement or the CompuServe Agreement prior to January 5, 1999 shall be offered or admitted in any arbitration or related proceeding between the parties with respect to the negotiation, performance or nonperformance of this Agreement or the CompuServe Agreement after the date of execution of this Amendment after January 5, 1999 in connection with any dispute involving circumstances or actions or inactions arising prior to January 5, 1999. The Waiver shall not apply to any claims, suits, demands, actions and rights of AOL in connection with approved costs actually incurred by AOL that are to be reimbursed by TS under this Agreement and that are not yet invoiced, are under dispute by TS (other than with AOL) or that are not otherwise covered by the provisions of paragraph 42 of this Amendment.

45. With respect to End Users who are End Users as of the expiration or termination of the Agreement or any Period thereunder, for so long as such End Users continue to be End Users and subscribers to the AOL Service and subject to
Section X.A.1 of the Agreement, AOL will provide all information available to AOL that is necessary for TS to perform payment processing in respect of such End Users in accordance with the terms of the Credit Card Processing Services Agreement, as amended, and the Electronic Payment Processing Services Agreement, between the parties, subject to the terms of each such agreement. In consideration of and as a condition to AOL entering into this Amendment, the parties shall enter into the Amendment to Credit Card Processing Services Agreement (the "Credit Card Amendment") and into the Electronic Payment Processing Services Agreement (the "EFT Agreement") in the forms attached hereto as Attachment B and Attachment C, respectively.

46. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve, to the fullest extent legally permitted, each party's anticipated benefits and obligations under this Amendment. If the parties are unable to so agree, the matter shall be resolved pursuant to Article XI.D of the Agreement.

47. This Amendment does not, and shall not be construed to, modify any term or condition of the Agreement (including, without limitation, any payment obligations under the Agreement) except as expressly provided in this Amendment. Except as herein provided, the Agreement shall remain unchanged and in full force and effect. In the event of any inconsistency or discrepancy between the Agreement and this Amendment, the terms and conditions set forth in this Amendment shall control. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. This Amendment shall be governed by the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

48. If at any time during the period from January 6, 1999 until June 30, 1999, Daniel Borislow is employed by Holdings, TS or any affiliate in the capacity of an executive officer, it shall be deemed a material breach of the Agreement by TS and AOL shall have an immediate right to terminate the Agreement upon written notice to TS, without regard to any of the dispute resolution provisions of the Agreement.

[Signatures appear on the next page]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed on their behalf as of the date first written above.

AMERICA ON LINE, INC.

By:  /s/  J. Michael Kelly
     ---------------------
Name:    J. Michael Kelly
Title:   Senior Vice-President and CFO



TEL-SAVE, INC.

By:  /s/  Edward B. Meyercord
     ------------------------
Name:   Edward B. Meyercord
Title:  Executive Vice President



TEL-SAVE.COM, INC.

By: /s/  Edward B. Meyercord
    ------------------------
Name:   Edward B. Meyercord
Title:  Executive Vice President

CONFIDENTIAL

                                   SCHEDULE X

                                      * * *

CONFIDENTIAL

                                   SCHEDULE Y

                                      * * *

CONFIDENTIAL

                                   SCHEDULE Z

                                      * * *

CONFIDENTIAL



                                  Attachment A
                                      ***

CONFIDENTIAL



                                  Attachment B
                                      ***

CONFIDENTIAL



                                  Attachment C
                                      ***


















                                 ----------------------------